EXHIBIT 10.7.3

                    ACKNOWLEDGMENT AND AGREEMENT (MSN 32838)

            ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("ATLAS HOLDINGS"), with reference to (i) the Amendment Agreement (MSN 32838), dated as of August 1, 2003 (the "AGREEMENT"), between Atlas Air, Inc. ("LESSEE") and Tuolumne River Aircraft Finance, Inc. ("LESSOR"), and (ii) the Restructuring
Letter Agreement (MSN 32838), dated as of August 1, 2003 (the "LETTER AGREEMENT"), between Lessee and Lessor, DOES HEREBY ACKNOWLEDGE AND AGREE (to, with and for the benefit of Lessor and its successors and assigns) that Atlas Holdings is bound by, and obligated to perform and observe, and hereby agrees to perform and observe, the terms, provisions, conditions and covenants contained in Sections 2(d), 2(f), 4(c), 7 and 8 of the Agreement and Part I of the Letter Agreement (and expressed as being applicable to or in respect of a "Lessee Party", a "Lessee Party" other than Lessee, "Atlas Holdings" or an "Affiliate" of Lessee), in each case, with the same force and effect as if Atlas Holdings were a party to the Agreement and the Letter Agreement (in the capacity of a "Lessee Party" or "Atlas Holdings").

                            [Signature Page Follows]

            IN WITNESS WHEREOF, Atlas Holdings has caused this Acknowledgment and Agreement to be executed and delivered as of this 18th day of November, 2003.

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                              By /s/ Jeffrey H. Erickson
                                                 -------------------------------
                                                 Name: Jeffrey H. Erickson
                                                 Title: President & COO


          [Signature Page to Acknowledgment and Agreement (MSN 32838)]


                           Schedule to Exhibit 10.7.3

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation
S-K, Item 601.

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
-------------------- ---------------------- ---------------------- -------------------------------------------
REGISTRATION         MANUFACTURER'S         ACKNOWLEDGING PARTY    AGREEMENT
NUMBER               SERIAL NUMBER(S)
-------------------- ---------------------- ---------------------- -------------------------------------------
N418MC               32840                  Atlas Air Worldwide    Atlas Air Worldwide Holdings, Inc.
                                            Holdings, Inc.         Acknowledgement and Agreement dated
                                                                   November 18, 2003  with respect to
                                                                   Aircraft N418MC
-------------------- ---------------------- ---------------------- -------------------------------------------

